SECOND AMENDMENT OF THE
                 EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT OF
                                 FRED W. CARTER

         This Second Amendment, dated as of the 23rd day of July, 1997, hereby amends the Executive Supplemental Retirement Agreement between Fred W. Carter and Citizens Savings Bank of Frankfort dated as of January 1, 1993, as amended prior to the date hereof (the "Agreement").

         Effective as of the date hereof, the term "Executive" in Sections 10.1(5)(i) and (ii) shall be replaced with the phrase "Director of the Office of Thrift Supervision or his successor in interest" in each place it appears.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year written above.


                                             ----------------------------------
                                             Fred W. Carter



                                             CITIZENS SAVINGS BANK OF FRANKFORT


                                             By:
                                             ----------------------------------
                                             Stephen D. Davis, Controller










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